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                                                                  EXHIBIT 23.1

                       CONSENT OF INDEPENDENT AUDITORS


The Board of Directors
Infosys Technologies Limited

We consent to the use of our reports included herein and to the reference to our firm under the heading `Experts' in the Form 20-F.



/s/ KPMG

KPMG
Bangalore, India
April 27, 2000